                                                                   Exhibit 99.94

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                         COLLECTION PERIOD    44
SERVICER REPORT DATE 12-May-03                               Beginning  1-Apr-03
DISTRIBUTION DATE: 1  5-May-03                                  Ending 30-Apr-03
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                     ORIG PRINCIPAL     BEG PRINCIPAL        PRINCIPAL           INTEREST          TOTAL       END PRINCIPAL
                        BALANCE            BALANCE         DISTRIBUTION     DISTRIBUTION (*)   DISTRIBUTION       BALANCE
-----------------------------------------------------------------------------------------------------------------------------
 CLASS A-1 NOTES     $125,000,000.00   $         0.00                 -        $      0.00                -    $         0.00
 CLASS A-2 NOTES     $314,000,000.00   $         0.00     $        0.00        $      0.00                -    $         0.00
 CLASS A-3 NOTES     $196,000,000.00   $         0.00     $        0.00        $      0.00                -    $         0.00
 CLASS A-4 NOTES     $151,800,000.00   $56,010,820.53     $7,076,359.82        $323,929.25     7,400,289.07    $48,934,460.71
-----------------------------------------------------------------------------------------------------------------------------
   NOTE TOTALS       $786,800,000.00   $56,010,820.53     $7,076,359.82        $323,929.25    $7,400,289.07    $48,934,460.71
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                    FACTOR INFORMATION PER $1,000

                             PRINCIPAL         INTEREST        END PRINCIPAL
                           DISTRIBUTION     DISTRIBUTION         BALANCE
-----------------------------------------------------------------------------
CLASS A-1 NOTES                        -                -                   -
CLASS A-2 NOTES                        -                -                   -
CLASS A-3 NOTES                        -                -                   -
CLASS A-4 NOTES              46.61633610       2.13392125        322.36140125
-----------------------------------------------------------------------------
  NOTE TOTALS                46.61633610       2.13392125        322.36140125
-----------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street, 16th Floor
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 616625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                          COLLECTION PERIOD  44
SERVICER RPT DATE: 12-May-03                               BEGINNING:  1-Apr-03
DISTRIBUTION DATE: 15-May-03                                  ENDING: 30-Apr-03
--------------------------------------------------------------------------------

   I. Note Distributable Amounts

               Principal       Interest          Total        Prin(per$1000/orig)  Int(per$1000/orig)  Total(per$1000/orig)
            ---------------------------------------------------------------------------------------------------------------
CLASS A-1   $            -   $          -   $            -       $           -         $          -        $             -
CLASS A-2   $            -   $          -   $            -       $           -         $          -        $             -
CLASS A-3   $            -   $          -   $            -       $           -         $          -        $             -
CLASS A-4   $ 7,076,359.82   $ 323,929.25   $ 7,400,289.07       $ 46.61633610         $ 2.13392125        $   48.75025735
            ---------------------------------------------------------------------------------------------------------------
  TOTAL     $ 7,076,359.82   $ 323,929.25   $ 7,400,289.07       $ 46.61633610         $ 2.13392125        $   48.75025735


  II. Pool Balance at the end of the Collection Period                                                     $ 56,880,671.41

 III. Insurance Premium                                                                                    $      8,360.00

  IV. Spread Account Balance

          (A) Balance after Deposits/Withdrawals for prior Distribution Date                               $  3,973,731.05
          (B) Balance after Deposits/Withdrawals for current Distribution Date                             $  4,013,856.29

   V. Spread Account Required Amount                                                                       $  3,973,731.05

  VI. Spread Account Withdrawals

          (A) Withdrawal to make required payments under 4.03                                              $             0
          (B) Withdrawal to reimburse Preference Amounts (to Insurer)                                      $             0

 VII. Servicing Fee                                                                                              90,391.04

VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                                      $             0

  IX. Indenture Trustee Fees not paid by Servicer or from Available Funds                                  $             0

   X. Available Funds                                                                                      $  7,535,870.95

  XI. Insured Payment (if any)                                                                             $             0

 XII. Note Principal and Interest Carryover Shortfalls

Note Principal .....................................               Note Interest
              Carryover Shortfall    Carryover Shortfall        Total
            ----------------------------------------------------------
CLASS A-1            $0.00                   $0.00              $0.00
CLASS A-2            $0.00                   $0.00              $0.00
CLASS A-3            $0.00                   $0.00              $0.00
CLASS A-4            $0.00                   $0.00              $0.00
            ----------------------------------------------------------
  TOTAL              $0.00                   $0.00              $0.00

XIII. Change in Note Principal and Interest Carryover Shortfalls from Prior
      Period

             Current Distribution Date    Prior Distribution Date
                 Note Principal              Note Principal                  Change in Note
                Carryover Shortfall        Carryover Shortfall        Principal Carryover Shortfall
             --------------------------------------------------------------------------------------
CLASS A-1               $0.00                       $0.00                            $0.00
CLASS A-2               $0.00                       $0.00                            $0.00
CLASS A-3               $0.00                       $0.00                            $0.00
CLASS A-4               $0.00                       $0.00                            $0.00
             --------------------------------------------------------------------------------------
  TOTAL                 $0.00                       $0.00                            $0.00

             Prior Distribution Date      Current Distribution Date
                 Note Interest               Note Interest                   Change in Note
                Carryover Shortfall        Carryover Shortfall        Interest Carryover Shortfall
             --------------------------------------------------------------------------------------

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 616625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                            COLLECTION PERIOD 44
SERVICER RPT DATE: 12-May-03                                BEGINNING:  1-Apr-03
DISTRIBUTION DATE: 15-May-03                                   ENDING: 30-Apr-03
--------------------------------------------------------------------------------

                   CLASS A-1     $0.00       $0.00        $0.00
                   CLASS A-2     $0.00       $0.00        $0.00
                   CLASS A-3     $0.00       $0.00        $0.00
                   CLASS A-4     $0.00       $0.00        $0.00
                                 ------------------------------
                     TOTAL       $0.00       $0.00        $0.00

  IX. Delinquency Ratio

          A. Delinquency Statistics

                Days                      Outstanding     Past Due
             Delinquent     Units          Principal       Amount
            --------------------------------------------------------
               31- 60          463      2,225,457.62     318,592.24
               61- 90           80        395,040.51      80,256.34
              91- 120           21        105,297.27      28,486.77
                121+             0                 -              -
            --------------------------------------------------------
               TOTAL           564      2,725,795.40     427,335.35

          B. Delinquency Percentage

               (1) Principal balance of delinquent contracts between 30 and 120 days                        $  2,725,795.40
               (2) Pool Principal Balance Beginning of Collection Period                                    $ 63,957,031.23
               (3) Delinquency Percentage (Line 1/Line 2)                                                              4.26%

   X. Principal Balance of repossessed Financed Vehicles in inventory   Units      Principal
                                                                        -----      ---------
                                                                            -     $      0.00

  XI. Liquidation Proceeds received from Defaulted Contracts                      $168,303.97

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
SERVICER RPT DATE: 12-May-03                                COLLECTION PERIOD 44
DISTRIBUTION DATE: 15-May-03                                  BEGINNING 1-Apr-03
                                                                ENDING 30-Apr-03
--------------------------------------------------------------------------------

    I. POOL BALANCE CALCULATION:

A. Original Pool Balance                                                                                    794,746,210.70

B. Beginning of Period Outstanding Pool Balance                                                              63,957,031.23

C. Monthly Principal Amounts

   (1) Monthly Scheduled Payments                                                                             4,666,203.19
   (2) Full Prepayments (excluding Purchased Receivables)                                                     2,120,985.30
   (3) Defaulted Contracts during period                                                                        290,415.11
   (4) Receivables becoming Purchased Receivables during period                                                          -
   (5) Other Receivables adjustments                                                                             (1,243.78)

   Total Monthly Principal Amounts                                                                            7,076,359.82

D. Total Monthly Payments allocable to Interest                                                                 574,370.44

E. End of period Outstanding Pool Balance                                                                    56,880,671.41

F. Pool Factor                                                                                                    0.071571

II. OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                                   Class A-1   Class A-2      Class A-3        Class A-4
                                                                   ----------  ---------      ---------        ---------
A. Beginning of period Outstanding Principal Balance                   -            -                   -    56,010,820.53

B. Noteholders' Principal Distributable Amount                         -         0.00                0.00     7,076,359.82
C. Noteholders' Interest Distributable Amount                          -            -                0.00       323,929.25
                                                             -------------------------------------------------------------
D. Note Distributable Amount                                           -            -                   -     7,400,289.07
E. Note Principal Carryover Shortfall                                  0            0                   0                0
F. Note Interest Carryover Shortfall                                   0            0                   0                0
G. Insured Payment                                                     0            0                   0                0

H. End of period Outstanding Principal Balance                         -            -                   -    48,934,460.71

 III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

          A. Available Funds in Collection Account:

                (1) Monthly Scheduled Payments on Receivables during period
                       (including partial prepays)
                    (a) Principal                                                                             4,666,203.19
                    (b) Interest                                                                                556,714.43
                (2) Full Prepayments collected during period
                    (a) Principal                                                                             1,970,757.83
                    (b) Interest                                                                                 16,857.40
                (3) Net Liquidation Proceeds collected during period                                       $    168,303.97
                (4) Net Insurance Proceeds collected during period
                    (a) Principal                                                                               150,227.47
                    (b) Interest                                                                                    798.61
                (5) Purchase Amounts deposited in Collection Account                                                     0
                (6) Investment Earnings - Collection Account                                               $      6,008.05

                Total Available Funds in Collection Account                                                   7,535,870.95

          B. Available Funds in Payment Account:

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
SERVICER RPT DATE: 12-May-03                                COLLECTION PERIOD 44
DISTRIBUTION DATE: 15-May-03                                  BEGINNING 1-Apr-03
                                                                ENDING 30-Apr-03
--------------------------------------------------------------------------------

               (1)  Available Funds transferred from Collection Account                                 $ 7,535,870.95
               (2)  Amount withdrawn from Spread Account and deposited to Payment Account               $            -
               (3)  Insured Payment deposited to Payment Account                                        $            -

               Total Available Funds in Payment Account                                                 $ 7,535,870.95


      C.  Distributions from Payment Account:

                 (1)  Monthly Servicing Fee                                                             $    90,391.04
                 (2)  Unpaid Monthly Servicing Fee for Prior Collection Period                                       0
                 (3)  Owner Trustee Fees (if paid from Available Funds)                                              0
                 (4)  Indenture Trustee Fees (if paid from Available Funds)                                          0
                 (5)  Insurance Premium                                                                       8,360.00
                 (6)  Note Interest Distributable Amount
                         (a)  Class A - 1                                                                            -
                         (b)  Class A - 2                                                                            -
                         (c)  Class A - 3                                                                            -
                         (d)  Class A - 4                                                                   323,929.25
                 (7)  Final Scheduled Distribution Date Note Principal Distributable Amount
                         (a)  Class A - 1                                                                            0
                         (b)  Class A - 2                                                                            0
                         (c)  Class A - 3                                                                            0
                         (d)  Class A - 4                                                                            0
                 (8)  Note Principal Distributable Amount
                         (a)  Class A - 1                                                                            -
                         (b)  Class A - 2                                                                            -
                         (c)  Class A - 3                                                                            -
                         (d)  Class A - 4                                                                 7,076,359.82
                 (9)  Reimbursement Amounts Owing to Insurer                                                         0
                 (10) Spread Account Deposit (to increase to Required Amount)                                36,830.85
                 (11) Indenture or Owner Trustee Fees (not paid under C)                                             0
                 (12) Re-Liening Expenses                                                                            0
                      (To the extent not paid by Servicer)
                 (13) Transition Costs and Additional Servicing Fee to Successor Servicer                            0
                 (14) After Servicer Default, remaining Available Funds deposited                                    0
                      in Note Distribution Account

                 Total Distributions                                                                      7,535,870.95

      D.  Excess Available Funds  (or shortfall)                                                                     -

      E.  Remaining Available Funds to holder of Residual Interest Certificate                                       0

IV. SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

            A. Available Funds Transferred from Collection Account to Payment Account                   $ 7,535,870.95
            B. Distributions required under 4.03 (a)(i) through (vii)                                   $ 7,499,040.10
            C. Spread Account Deposit to Payment Account (Min: $0 and Lines A -B)                       $            -
            D. Spread Account withdrawal required to reimburse Insurer for Preference Amounts                        0


V. SPREAD ACCOUNT BALANCE

            A. Spread Account Balance After Deposit/Disbursements
                 (1) Beginning Spread Account Balance                                                   $ 3,973,731.05
                 (2) Investment Income Deposited to Spread Account                                      $     3,294.39
                 (3) Withdrawal to make required payments under 4.03                                    $            -
                 (4) Withdrawal to reimburse Preference Amounts (to Insurer)                                         0
                 (5) Deposit to Spread Account after Disbursements                                      $    36,830.85
                 (6) Spread Account Balance after Deposit/Disbursments                                  $ 4,013,856.29

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
SERVICER RPT DATE: 12-May-03                                COLLECTION PERIOD 44
DISTRIBUTION DATE: 15-May-03                                 BEGINNING  1-Apr-03
                                                                ENDING 30-Apr-03
--------------------------------------------------------------------------------

          B. Spread Account Required Amount                                                                $  3,973,731.05

              (1) 3% of Pool Balance                                                                       $  1,706,420.14
              But in no event less than the lesser of (a) or (b)
                     (a) .5% of Original Pool Balance                                                      $  3,973,731.05
                     (b) Outstanding Principal Amount of All Notes                                         $ 48,934,460.71

          C. Excess Amount to Insurer for amounts owed under Insurance Agreement (lines A - B)                           0

          D. Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)                    $     40,125.24


VI. INSURED PAYMENTS

          A. Available Funds Transferred from Collection Account to Payment Account                        $  7,535,870.95
          B. Available Funds Transferred from Spread Account to Payment Account                            $             0
          C. Note Interest Distributable Amount                                                                 323,929.25
          D. Guaranteed Note Principal Amount                                                              $             0
          E. Deficiency Amount                                                                             $             -
             (Min:(Lines A+B-C-D) and $0.00)                                                               $             0
          F. Preference Amount                                                                             $             0
          G. Insured Payment (lines E+F)                                                                   $             0

               Note Principal       Note Interest
            Carryover Shortfall   Carryover Shortfall   Total
CLASS A-1           $0.00                 $0.00         $0.00
CLASS A-2           $0.00                 $0.00         $0.00
CLASS A-3           $0.00                 $0.00         $0.00
CLASS A-4           $0.00                 $0.00         $0.00
--------------------------------------------------------------
  TOTAL             $0.00                 $0.00         $0.00


          Current Distribution Date  Prior Distribution Date
               Note Principal             Note Principal             Change in Note
            Carryover Shortfall       Carryover Shortfall     Principal Carryover Shortfall
CLASS A-1           $0.00                    $0.00                        $0.00
CLASS A-2           $0.00                    $0.00                        $0.00
CLASS A-3           $0.00                    $0.00                        $0.00
CLASS A-4           $0.00                    $0.00                        $0.00
--------------------------------------------------------------------------------------------
  TOTAL             $0.00                    $0.00                        $0.00

          Current Distribution Date  Prior Distribution Date
               Note Interest              Note Interest              Change in Note
            Carryover Shortfall       Carryover Shortfall     Interest Carryover Shortfall
CLASS A-1           $0.00                    $0.00                        $0.00
CLASS A-2           $0.00                    $0.00                        $0.00
CLASS A-3           $0.00                    $0.00                        $0.00
CLASS A-4           $0.00                    $0.00                        $0.00
--------------------------------------------------------------------------------------------
  TOTAL             $0.00                    $0.00                        $0.00

 VII. CUMULATIVE NET INSURANCE PROCEEDS                                                                    $ 11,788,499.93

VIII. DELINQUENCY RATIO

          A. Delinquency Statistics

   Days                               Outstanding                Past Due
Delinquent          Units              Principal                  Amount
-----------------------------------------------------------------------------
 31 - 60              463           $ 2,225,457.62              $ 318,592.24
 61 - 90               80           $   395,040.51              $  80,256.34
 91 - 120              21           $   105,297.27              $  28,486.77
   121+                 0           $            -              $          -
-----------------------------------------------------------------------------
   TOTAL              564             2,725,795.40                427,335.35

                          ANRC AUTO OWNER TRUST 1999-A
                       CLASS A-1 6.16625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
SERVICER RPT DATE: 12-May-03                                COLLECTION PERIOD 44
DISTRIBUTION DATE: 15-May-03                                  BEGINNING 1-Apr-03
                                                                ENDING 30-Apr-03
--------------------------------------------------------------------------------

           B. Delinquency Percentage

                (1) Principal balance of delinquent contracts between 30 and 120 days                          $   2,725,795.40
                (2) Pool Principal Balance Beginning of Collection Period                                      $  63,957,031.23
                (3) Delinquency Percentage (Line 1/Line 2)                                                                 4.26%

IX. CUMULATIVE NET LOSS RATIO

                    (1) Principal Balance of Defaulted Contracts in current Collection Period                  $     290,415.11
                    (2) Cumulative Defaulted Contracts Including
                        Defaulted Contracts in current Collection Period                                       $  49,021,815.65
                    (3) Net Liquidation Proceeds collected during current Collection Period                    $     168,303.97
                    (4) Cumulative Net Liquidation Proceeds Including
                        Net Liquidation Proceeds in current Collection Period                                  $  25,516,490.83
                    (5) Original Pool Balance                                                                  $ 794,746,210.70
                    (6) Cumulative Net Loss Rate (2) minus (4) divided by (5)                                              2.96%

X. REPOSSESSED INVENTORY

                                                                                                      Units       Principal
                                                                                                      -----       ---------
                    A. Principal Balance of repossessed Financed Vehicles (beg.)                        0                     -
                    B. Repossessed Financed Vehicles (Principal)                                               $     369,619.98
                    C. Net Liquidation Proceeds on repossessed Financed Vehicles (Prinicipal)                  $     168,303.97
                    D. Realized losses on sale of repossessed Financed Vehicles (Principal)                    $     201,316.01
                                                                                                   ----------------------------
                    E. Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)              0      $              -

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 1999-A

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of October 1, 1999 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 1999-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 12th day of May, 2003.

                                                     /s/ James J. Teufel
                                                     ---------------------------
                                                     Name:  James J. Teufel
                                                     Title: Assistant Treasurer